EXHIBIT 23.1





                CONSENT OF INDEPENDENT ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K into Plastic Mfg. Company's previously filed Registration Statements, File Nos. 333-41074 and 333-45830, on Form S-8, including all post-effective amendments thereto.


                              WOLF & COMPANY - MILWAUKEE, S.C.
                              WOLF & COMPANY - MILWAUKEE, S.C.


 April 3, 2001
 Milwaukee, Wisconsin
                                 -6-